EXHIBIT 10.4

                             AGREEMENT Ingen Technologies, Inc. and David Winter

INGEN
TECHNOLOGIES, INC.
285 E. County Line Road, Calimesa California 92320
(800) 259-9622   FAX: (800) 777-1186


                              CONTRACTING AGREEMENT

This Agreement made effective as of this 1st day of October, 2004, by and between David Winter, an individual, further referred to as the ("Contractor"), whose principal address is 10 Fairway Drive, Suite 125, Deerfield Beach, FL 33441; and INGEN TECHNOLOGIES, INC., A Nevada Corporation, further referred to as the ("Company"), whose principal address is 285 E. County Line Road, Calimesa, California 92320, and is made with reference to the following.

                                    RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a Global basis. Said products and services are inclusive of, but not limited to, vestibular function testing and balance testing.

B. The Company desires to exclusively engage the services of the Contractor to market physicians within the domestic United States to sell Secure Balance(TM) programs as described in Schedule-A. The Contractor also agrees to develop various markets for services for all of North America, as well as any future services that the Company deems authorized. The Company will use the Contractor as its' exclusive agent to provide those services described in Schedule-A.

C. The Company authorizes export rights to the Contractor for all sales of the Secure Balance (TM) program outside the United States. The Contractor accepts to sell the Secure Balance (TM) program outside the United States. The Secure Balance (TM) program includes the services and medical equipment as described in Exhibit-A.

C. The Contractor has the expertise, knowledge and resources for development and implementation of the services described in Schedule-A.

D. The Company will provide product, installation, training, market assistance, promotional materials and other developmental documentation used to promote said products and services in accordance to all laws of which govern the Company in this type of industry.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for developing and promoting said services as described in the above Recitals for the purpose of establishing sales of vestibular testing products for the Contractor's client base, and as such, the Contractor desires to use the Company's client base for delivering the services as described in Schedule-A.

                             AGREEMENT Ingen Technologies, Inc. and David Winter


NOW, THEREFORE, the Parties mutually agree as follows:


1. In consideration of the Contractor furnishing the expertise, knowledge and other resources in providing said services and market assistance as set forth in the above Recitals hereof, the Company agrees to issue 100,000 Shares as Restricted Rule-144 public stock, in addition the Company will pay commissions of six thousand dollars ($6,000) for each VNG systems sold, and fifteen hundred dollars ($1,500) for each therapy system sold. Such acceptance will be in the form of a signed agreement between the customer and the Company. The said transaction will be verification of acceptance and submitted to the Contractor.

2. The Company authorizes the Contractor, and any of his sub-marketing groups, to market, promote and sell the products and services of the Company as described in Exhibit-B. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. As a part of the services specified herein, the Contractor accepts the above considerations and understands his/her rights to sell said services within the United States. The Contractor agrees to provide his/her "best efforts" to deliver those services as described in Schedule-A.

4. The Contractor is only responsible to market and sell the Secure Balance(TM) program. The Company is responsible to provide installation, training and support to the customer.

5. Except for the amounts paid to the Contractor as stated in paragraph-1 and within the Recitals herein, the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. All costs and expenses incurred by the Contractor in rendering said services shall be reimbursed or advanced by the Company only upon written authorization to the Contractor by the Company.

6. The Company agrees to provide full and proper assistance to the Contractor inclusive of administrative support, technical support, and professional support on a best efforts basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

7. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.

                             AGREEMENT Ingen Technologies, Inc. and David Winter


8. The relationship between both parties created by this Agreement is that of principal ("the Company") and Outside Contractor ("the Contractor") in that the time spent and the professional manner in which the services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide the resources and expertise under the terms and conditions setforth herein.

9. During the term of this Agreement the Contractor has the right to promote services, either directly and/or indirectly, to any entity that has a similar products as provided by the Company for the duration of this Agreement.

10. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

     In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

     In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

11. This Agreement shall continue in effect for a period of two years (2-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement may be terminated only for cause or breech of any terms and conditions setforth herein.

12. This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.

                             AGREEMENT Ingen Technologies, Inc. and David Winter


13. No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

14. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

15. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

16. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

17. Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

18. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.

                             AGREEMENT Ingen Technologies, Inc. and David Winter


              Company:            Scott Sand, CEO & Chairman
                                  Ingen Technologies, Inc.
                                  285 E. County Line Rd.
                                  Calimesa, CA 92320
                                  (800) 259-9622
                                  Tax ID No. 88-0429044

              Contractor:         David Winter
                                  GLM Healthcare Services Inc.
                                  2263 NW 2nd Avenue, Ste 107
                                  Boca Raton, FL 33431
                                  (954) 428-1950


19. This Agreement shall be governed and construed in accordance with laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement setforth herein.



     The Contractor:

                     ---------------------------------       ---------------
                     David Winter, Individual                     Date




     The Company:
                     /s/ Scott Sand                          October 1, 2004
                     ---------------------------------       ---------------
                     Scott Sand, CEO                              Date

                             AGREEMENT Ingen Technologies, Inc. and David Winter



                                   SCHEDULE-A

                  SERVICES PROVIDED BY INGEN TECHNOLOGIES, INC
                  --------------------------------------------


1. Preferred Provider Care will provide a 2-day balance medicine training program (focused on test reading) here in Jacksonville for all of your physicians and technician customers who require training and assistance for their new VNG private-label equipment. This seminar will include all training manuals, as well as the opportunity for hands on training for physicians and technicians and the opportunity for question and answer sessions with staff (underwritten by Preferred Provider Care.)

2. Attendees are responsible for their own travel arrangements, all travel costs and incidentals.

3. Ingen Technologies, Inc. will provide equipment, training and clinical support to the physician.





Contract will be valid for two years.


-----------------------------------
Scott Sand, CEO & Chairman

                             AGREEMENT Ingen Technologies, Inc. and David Winter


                                    EXHIBIT-A

                         PHYSICIAN ACCEPTANCE AGREEMENT

     THE PURCHASING PHYSICIAN AND/OR INSTITUTION HAS AGREED TO ACCEPT SERVICES FROM MEDICORE, INC. FOR EQUIPMENT, TRAINING AND CLINICAL SUPPORT. THAT SUPPORT INCLUDES THE FOLLOWING:


1. Preferred Provider Care will provide a 2-day balance medicine training program (focused on test reading) here in Jacksonville for all of your physicians and technician customers who require training and assistance for their new VNG private-label equipment. This seminar will include all training manuals, as well as the opportunity for hands on training for physicians and technicians and the opportunity for question and answer sessions with staff (underwritten by Preferred Provider Care.)

2. Attendees are responsible for their own travel arrangements, all travel costs and incidentals.

3. Ingen Technologies, Inc. will refer physicians to MediCore, Inc., and MediCore will provide equipment, technician and clinical support to the physician.

4. MediCore, Inc. will provide a contract agreement with the Physician regarding considerations for providing equipment, technician and clinical support.




     Accepted By: ______________________________    __________________
                          Physician Name                  Date

                             AGREEMENT Ingen Technologies, Inc. and David Winter



                                    EXHIBIT-B
                          PRODUCT LIST SOLD TO CUSTOMER

ITI INGEN TECHNOLOGIES, INC.                         PROFORMA INVOICE
285 E. COUNTY LINE ROAD
CALIMESA CA 92320
(800) 259-9622


ITEM QTY     PART NO.                 DESCRIPTION                        PRICE
================================================================================

1   1ea.   Model-2000    Secure Balance 2 Channel VNG                 $38,000.00
                         Complete with computer system,
                         1-Camera Goggle,Oculomotor Full-Field Projector
                         Secure Balance(TM) Full Clinical VNG Software version 1.00
                         Atmos Air Irrigator and Scope
                         Installation and training (On-Site).
                         2-Day Physician Interpretation Workshop
                         Tower Computer or Laptop Notebook
                         HP Color Printer

2   1ea.   Model-4000    SPORTKAT Balance System                      $15,000.00
                         Balance Therapy & Posturograhy Platform
                         VVP Computer Data System
                         Assessment & Treatment Software 3.02
                         Flat Panel Display Computer System
                         Base Unit 360 Degree Platform w/Tilt Sensor
                         Handrails with Gauge Readout PSI
                         DC-Power Supply
                         Installation and Training (On-Site)

3   1ea.                 3-Month Consultation Program for
                         unlimited balance telephone support
                         related to coding, pricing, billing & collections

                         Full Warranty 1-Year
                         Software Upgrades - No Charge


Grand Total                                                           $53,000.00

                          TAX and FREIGHT NOT INCLUDED

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50% DEPOSIT/50% DELIVERY         FOB: CALIMESA CA        DELIVERY: 2-4 WEEKS ARO
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